UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2008

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3125 Myers Street, Riverside, California 92503-5527
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 1.01 Entry Into a Material Definitive Agreement.

The Company’s senior secured credit facility with a syndicate of lenders led by Bank of America, as agent, was amended as of November 26, 2008 to amend the definition of the Company’s Minimum Liquidity covenant to require that liquidity should not be less than Twenty-Five Million ($25,000,000) for a three day consecutive period, amend the definition of the Company’s Borrowing Base to include cash collateral and permit borrowing and liens against certain Life Insurance Policies, subject to some restrictions. At such time that Company borrows against the policies, the real estate sub-facility will be reduced by $2 million. The amendment is filed herewith as Exhibit 10.1.

The foregoing description of the Tenth Amendment to the credit agreement does not purport to be complete and is qualified in its entirety by reference to the Tenth Amendment, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On November 25, 2008, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting the earnings results of the Company for its second quarter ended October 26, 2008. A copy of the news release was previously filed with Form 8-K on November 25, 2008.  Also on November 25, 2008 the Company held an investor conference call to discuss financial results for the second quarter ended October 26, 2008.

A transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. An audio replay of the conference call also is available at the Company’s website, www.fleetwood.com. Please see the headings Investor Relations and Events/Conf. Calls to access this audio replay.

The information in this Current Report on Form 8-K, including the exhibit included herewith is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1
Tenth Amendment to Third Amended and Restated Credit Agreement dated as of November 26, 2008, by and among Fleetwood Enterprises, Inc., Fleetwood Holdings, Inc. and its subsidiaries listed on the signature pages thereof, the banks and other financial institutions signatory thereto that are parties as Lenders (the “Lenders”), and Bank of America, N.A., as administrative agent for the Lenders.

Exhibit 99.1	Transcript of conference call reporting financial results of Fleetwood Enterprises, Inc. conducted on November 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2008

FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Corporate
Development, General Counsel and
Secretary

Index to Exhibits

Exhibit 10.1
Tenth Amendment to Third Amended and Restated Credit Agreement dated as of November 26, 2008, by and among Fleetwood Enterprises, Inc., Fleetwood Holdings, Inc. and its subsidiaries listed on the signature pages thereof, the banks and other financial institutions signatory thereto that are parties as Lenders (the “Lenders”), and Bank of America, N.A., as administrative agent for the Lenders.

Exhibit 99.1	Transcript of conference call reporting financial results of Fleetwood Enterprises, Inc. conducted on November 25, 2008.